27. FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2017
Financial Instruments
FINANCIAL INSTRUMENTS

27. FINANCIAL INSTRUMENTS

Measurement of Risks

The Company, through its financial assets and liabilities, is exposed to various risks. The following analysis provides a measurement of risks as at December 31, 2017.

Credit risk

Credit risk is the risk that a counterparty to a financial asset will default, resulting in the Company incurring a financial loss. As at December 31, 2017, the maximum exposure to credit risk is equal to the carrying value of the financial assets which totaled $630.0 million (December 31, 2016 — $876.3 million).

Cash and cash equivalents are invested with high quality investment grade financial institutions and are governed by the Company’s corporate investment policy, which aims to reduce credit risk by restricting investments to high-grade, mainly U.S. dollar and Canadian dollar denominated investments.

The Company has credit evaluation, approval and monitoring processes intended to mitigate potential credit risks related to trade accounts receivable. The Company’s standard payment terms are 30 days with interest typically charged on balances remaining unpaid at the end of standard payment terms. The Company’s historical experience with customer defaults has been minimal. As at December 31, 2017, North American and International customers made up 39% and 61% of the outstanding trade receivable balance, respectively (December 31, 2016 — 38% and 62%, respectively). Anticipated bad debt losses have been provided for in the allowance for doubtful accounts. The allowance for doubtful accounts as at December 31, 2017 was $2.7 million (December 31, 2016 — $3.5 million).

The Company mitigates the credit risk associated with derivative instruments by entering into them with only high quality financial institutions.

Foreign exchange risk

The Company’s operating results are subject to fluctuations as a result of exchange rate variations to the extent that transactions are made in currencies other than Canadian dollars. The Company’s main currency exposures lie in its U.S. dollar denominated cash and cash equivalents, trade and other receivables, trade and other payables and indebtedness with the most significant impact being on the U.S. dollar denominated indebtedness. As at December 31, 2017 and 2016, the entire indebtedness was denominated in U.S. dollars. The Canadian dollar equivalent of the U.S. dollar denominated indebtedness was $3,645.2 million and $3,930.0 million, respectively (before netting of deferred financing costs, interest rate floor and prepayment option).

In July 2016, Telesat entered into four forward foreign exchange contracts which require the Company to pay $7.0 million Canadian dollars to receive 4.2 million British Pounds Sterling. All forward foreign exchange contracts matured by October 31, 2017.

As at December 31, 2017, the impact of a 5 percent increase (decrease) in the value of the Canadian dollar against the U.S. dollar on financial assets and liabilities would have (decreased) increased net income (loss) by $162.0 million (December 31, 2016 — $163.5 million) and increased (decreased) other comprehensive income (loss) by $0.2 million (December 31, 2016 — $nil million). This analysis assumes that all other variables, in particular interest rates, remain constant.

Interest rate risk

The Company is exposed to interest rate risk on its cash and cash equivalents and its indebtedness. The interest rate risk on the indebtedness is from a portion of the indebtedness having a variable interest rate. Changes in the interest rates could impact the amount of interest that the Company is required to pay or receive.

In October 2017, the Company entered into four interest rate swaps to hedge the interest rate risk associated with the variable interest rate on $1,800.0 million of the U.S. denominated Term Loan B at fixed interest rates, excluding applicable margins, ranging from 1.72% to 2.04%. These contracts mature between September 2019 and September 2022. As at December 31, 2016, the Company had no outstanding interest rate swaps.

If the interest rates on the unhedged variable rate indebtedness change by 0.25%, excluding the potential impact of interest rate floors, the result would be an increase or decrease to net income (loss) of $6.5 million for the year ended December 31, 2017 (December 31, 2016 — $5.9 million).

Liquidity risk

The Company maintains credit facilities to ensure it has sufficient funds available to meet current and foreseeable financial requirements.

The contractual maturities of financial liabilities as at December 31, 2017 were as follows:

	Carrying amount	Contractual cash flows (undiscounted)	2018	2019	2020	2021	2022	Thereafter
Trade and other payables	$37,919	$37,919	$37,919	$—	$—	$—	$—	$—
Customer and other deposits	2,272	2,272	2,026	17	9	220	—	—
Satellite performance incentive payments	64,074	83,168	13,240	12,677	10,551	9,180	8,259	29,261
Other financial liabilities	5,527	5,599	4,798	458	343	—	—	—
Indebtedness (1)	3,652,980	4,861,554	230,933	229,012	227,945	225,986	223,650	3,724,028
	$3,762,772	$4,990,512	$288,916	$242,164	$238,848	$235,386	$231,909	$3,753,289

(1)	Indebtedness excludes deferred financing costs, interest rate floor and prepayment option.

The interest payable and interest payments included in the carrying value and contractual cash flows, respectively, in the above table, were as follows:

	Interest payable	Interest payments
Satellite performance incentive payments	$1,113	$19,394
Other financial liabilities	$31	$103
Indebtedness	$7,785	$1,216,359

Financial assets and liabilities recorded on the balance sheets and the fair value hierarchy levels used to calculate those values were as follows:

As at December 31, 2017	Loans and receivables	FVTPL	Other financial liabilities	Total	Fair value	Fair value hierarchy
Cash and cash equivalents	$479,045	$—	$—	$479,045	$479,045	Level 1
Trade and other receivables	64,986	—	—	64,986	64,986	(3)
Other current financial assets (1)	2,275	162	—	2,437	2,437	Level 1, Level 2
Other long-term financial assets (1)	18,808	64,723	—	83,531	83,531	Level 1, Level 2
Trade and other payables	—	—	(37,919)	(37,919)	(37,919)	(3)
Other current financial liabilities	—	(1)	(26,354)	(26,355)	(27,791)	Level 2
Other long-term financial liabilities	—	(5,527)	(53,304)	(58,831)	(59,648)	Level 2
Indebtedness (2)	—	—	(3,645,195)	(3,645,195)	(3,723,474)	Level 2
	$565,114	$59,357	$(3,762,772)	$(3,138,301)	$(3,218,833)

As at December 31, 2016	Loans and receivables	FVTPL	Other financial liabilities	Total	Fair value	Fair value hierarchy
Cash and cash equivalents	$782,406	$—	$—	$782,406	$782,406	Level 1
Trade and other receivables	55,639	—	—	55,639	55,639	(3)
Other current financial assets	2,548	—	—	2,548	2,548	Level 1
Other long-term financial assets (1)	20,756	14,931	—	35,687	35,687	Level 1, Level 2
Trade and other payables	—	—	(44,107)	(44,107)	(44,107)	(3)
Other current financial liabilities	—	(761)	(58,231)	(58,992)	(61,368)	Level 2
Other long-term financial liabilities	—	(13,952)	(67,300)	(81,252)	(82,781)	Level 2
Indebtedness (2)	—	—	(3,930,048)	(3,930,048)	(3,992,467)	Level 2
	$861,349	$218	$(4,099,686)	$(3,238,119)	$(3,304,443)

(1)	Other current and long-term financial assets classified as fair value through profit or loss were calculated using level 2 of the fair value hierarchy. All other balances were calculated using level 1 of the fair value hierarchy.

(2)	Indebtedness excludes deferred financing costs, interest rate floor and prepayment option.

(3)	Trade and other receivables and trade and other payables approximate fair value due to the short-term maturity of these instruments.

Assets pledged as security

The Senior Secured Credit Facilities are secured by substantially all of Telesat’s assets excluding the assets of unrestricted subsidiaries.

Fair Value

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal market under current market conditions at the measurement date. Where possible, fair values are based on the quoted market values in an active market. In the absence of an active market, the Company determines fair values based on prevailing market rates (bid and ask prices, as appropriate) for instruments with similar characteristics and risk profiles or internal or external valuation models, such as option pricing models and discounted cash flow analysis, using observable market-based inputs.

The fair value hierarchy is as follows:

Level 1 is based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access at the measurement date.

Level 2 is based on observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially all of the full term of the assets or liabilities.

Level 3 is based on unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Estimates of fair values are affected significantly by the assumptions for the amount and timing of estimated future cash flows and discount rates, which all reflect varying degrees of risk. Potential income taxes and other expenses that would be incurred on disposition of these financial instruments are not reflected in the fair values. As a result, the fair values are not necessarily the net amounts that would be realized if these instruments were actually settled.

The carrying amounts of cash and cash equivalents, trade and other receivables, and trade and other payables approximate fair value due to the short-term maturity of these instruments. As at December 31, 2017, cash and cash equivalents included $90.7 million (December 31, 2016 — $324.7 million) of short-term investments.

The fair value of the satellite performance incentive payments, included in other current and other long-term financial liabilities, was determined using a discounted cash flow methodology. The calculation is performed on a recurring basis. As at December 31, 2017, the discount rate used was 5.7% (December 31, 2016 — 5.5%).

The fair value of the indebtedness was based on transactions and quotations from third parties considering market interest rates and excluding deferred financing costs, interest rate floor and prepayment option. The calculation of the fair value of the indebtedness is performed on a recurring basis. The rates used were as follows:

As at December 31,	2017	2016
Senior Secured Credit Facilities
Term Loan B – U.S. Facility	100.13%	101.00%
8.875% Senior Notes	111.83%	104.44%

Fair value of derivative financial instruments

Derivatives, with the exception of the forward foreign exchange contracts, were valued using a discounted cash flow methodology. The calculations of the fair value of the derivatives are performed on a recurring basis.

Interest rate swap future cash flows were determined based on current yield curves and exchange rates and then discounted based on discount curves.

Prepayment option cash flows were calculated with a third party option valuation model which is based on the current price of the debt instrument and discounted based on a discount curve.

Interest rate floor cash flows were calculated using the Black Scholes option valuation model in Bloomberg and discounted based on discount curves.

The discount rates used to discount cash flows as at December 31, 2017 ranged from 1.56% to 2.31% (December 31, 2016 — 0.77% to 2.15%).

The fair value of the forward foreign exchange contracts was calculated using the forward foreign exchange rates against British Pound Sterling for the same transactions at the valuation date. The forward foreign exchange rates as at December 31, 2016 ranged from 1.6501 to 1.6509. All forward foreign exchange contracts matured by October 2017.

The fair value of the derivative assets and liabilities was calculated based on the level 2 of the fair value hierarchy. The current and long-term portions of the fair value of the Company’s derivative assets and liabilities, as at each balance sheet date, were as follows:

As at December 31, 2017	Other current financial assets	Other long-term financial assets	Other current financial liabilities	Other long-term financial liabilities	Total
Interest rate floors	$—	$—	$(1)	$(5,527)	$(5,528)
Interest rate swaps	162	18,945	—	—	19,107
Prepayment option	—	45,778	—	—	45,778
	$162	$64,723	$(1)	$(5,527)	$59,357

As at December 31, 2016	Other long-term financial assets	Other current financial liabilities	Other long-term financial liabilities	Total
Interest rate floors	$—	$(728)	$(13,952)	$(14,680)
Forward foreign exchange contracts	—	(33)	—	(33)
Prepayment option	14,931	—	—	14,931
	$14,931	$(761)	$(13,952)	$218

The reconciliation of the fair value of derivative assets and liabilities was as follows:

Fair value, December 31, 2015 and January 1, 2016	$8,822
Derivatives recognized at inception
Interest rate floors	(25,581)
Prepayment option	8,671
Realized losses on derivatives
Forward foreign exchange contract	(130)
Unrealized gains (losses) on derivatives
Interest rate floors	18,781
Prepayment option	(13,108)
Interest rate swaps	2,237
Forward foreign exchange contracts	97
Impact of foreign exchange	429
Fair value, December 31, 2016 and January 1, 2017	218
Realized losses on derivatives
Forward foreign exchange contract	(207)
Unrealized gains on derivatives
Interest rate floors	7,861
Prepayment option	33,018
Interest rate swaps	19,394
Forward foreign exchange contracts	240
Impact of foreign exchange	(1,167)
Fair value, December 31, 2017	$59,357